                                                                    Exhibit 10.2

                    STOCK TRANSFER AND REDEMPTION AGREEMENT
                    ---------------------------------------


    THIS STOCK TRANSFER AND REDEMPTION AGREEMENT ("Agreement") is made and entered into as of the 29th day of May, 1995, by and between SOFTSENSE COMPUTER PRODUCTS INC., a New York corporation (the "Company") and THOMAS BARRELLA ("Barrella"), an individual resident of the State of Georgia.

                              W I T N E S S E T H:
                              - - - - - - - - - -

    WHEREAS, as of the 29th day of May, 1995, the Company, Barrella and Logic Shop, Inc. ("LSI") executed and delivered that certain Agreement and Plan of Reorganization and Distribution, a copy of which is annexed hereto as Exhibit A
                                                                      ---------
(the "Reorganization Agreement"), whereby the Company, Barrella and LSI agreed to effect the transfer of the automotive systems division of the Company to LSI and subsequent thereto to transfer to Barrella all of the issued and outstanding capital stock of LSI in exchange for certain capital stock of the Company (the "Split-Off"); and

    WHEREAS, immediately prior to the execution of this Agreement, the Company transferred to LSI certain assets, rights, properties and businesses relating to the automotive systems division of Softsense, all as more fully described in that certain Blanket Bill of Sale, Assignment and Assumption Agreement which was executed and delivered by LSI and the Company, a copy of which is annexed hereto as Exhibit B; and
   ---------

    WHEREAS, the Company and Barrella intend that the Split-Off will constitute a tax-free reorganization under Sections 368(a)(1)(D) and 355(a)(1) of the Internal Revenue Code of 1986, as amended, and desire to consummate the Split-Off in accordance with the terms and conditions more fully set forth below;

    NOW, THEREFORE, for and in consideration of the premises, the mutual covenants contained herein and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

    1.   Consummation of Split-Off.
         -------------------------

    1.1  Stock Transfer and Redemption.  Simultaneously with the execution and
         -----------------------------
delivery of this Agreement, Barrella shall deliver to the Company the certificate or certificates representing 31.25 shares of the Common Stock, no par value per share, of the Company (the "Softsense Common Stock"), duly endorsed, or accompanied by a duly executed stock power, effectively transferring the Softsense Common Stock to the Company, free and clear of any and all liens, claims, charges and encumbrances. Simultaneously therewith the Company shall deliver to Barrella (i) 7.292 shares of original issue Class A Common Stock of the Company and (ii) the certificate or certificates representing all 2,000,000 shares of the issued and outstanding common stock, no par value per share, of LSI (the "LSI Stock"), duly endorsed, or accompanied by a duly executed stock power, effectively transferring the LSI Stock to Barrella, free and clear of any and all liens, claims, charges and encumbrances.

    1.2  Further Assurance.  Each of the parties shall, without further
         -----------------
consideration or payments, execute such documents and other papers and take such further actions as may be reasonably required or desired to evidence or more effectively carry out the stock transfers referenced in Section 1.1 above or such other transactions as are contemplated by this Agreement.

    1.3  Name Usage Agreement.  Barrella hereby covenants and agrees that
         --------------------
neither he nor LSI will now or hereafter, directly or indirectly, utilize the "Softsense" name, or any name confusingly similar thereto or a derivative thereof, as or in connection with a trademark, trade name, service mark, certification mark, or corporate or other business name, without the Company's prior written consent which may be granted, withheld or conditioned by the Company in it sole discretion. Barrella, on behalf of himself and on behalf of LSI, acknowledges and agrees that the "Softsense" name and the right to utilize the same for commercial purposes is the exclusive property of the Company and its affiliates, and for himself and for LSI hereby disclaims any right, title or interest in or to the same. Barrella will not, and will not permit LSI to, do or omit to do any act or thing, the doing or omission of which would contest, assist others to contest or in any way impair or tend to impair the Company's right, title or interest in or to the "Softsense" name or any registration relating thereto.

    1.4  Resignations.  Barrella hereby resigns all offices and directorships
         ------------
held in the Company or any of its direct or indirect subsidiaries (other than LSI), effective immediately upon the execution and delivery of this Agreement.

    2.   Representations and Warranties.
         ------------------------------

    2.1  Representation and Warranties from Barrella.  As an inducement to the
         -------------------------------------------
Company's execution and delivery of this Agreement, and with knowledge that the Company is relying thereon, Barrella hereby represents and warranties (i) that Barrella is the sole owner of the Softsense Common Stock being transferred to the Company by Barrella, (ii) such Common Stock evidences and constitutes all of Barrella's equity interest in the Company or its direct or indirect subsidiaries, and there are no outstanding options, warrants, rights, commitments or agreements of any nature, kind or character relating to the issuance or purchase of any additional shares of the capital stock of the Company or any of its direct or indirect subsidiaries held legally or beneficially by Barrella, (iii) Barrella has full right, power and capacity to make, execute and perform this Agreement and the transactions contemplated herein, (iv) this Agreement and the stock powers and other instruments or documents delivered by Barrella hereunder constitute the valid and legally binding obligations of Barrella enforceable in accordance with their respective terms, and no further action on the part of Barrella is required in connection with the consummation of the transactions contemplated by this Agreement, (v) the Blanket Bill of Sale, Assignment and Assumption Agreement, a copy of which is annexed hereto as Exhibit B, was duly executed and delivered by LSI and
                     ---------
constitutes the valid and legally binding obligation of LSI enforceable in accordance with its terms, and (vi) the Softsense Common Stock being transferred and conveyed to the Company under this Agreement is being transferred and conveyed free and clear of all liens, encumbrances, charges or claims of any nature, kind, or character.

    2.2  Representation and Warranties from the Company.  As an inducement to
         ----------------------------------------------
Barrella's execution and delivery of this Agreement, and with knowledge that Barrella is relying thereon, the Company hereby represents and warranties (i) that the Company is the sole owner of the LSI Stock being transferred to Barrella hereunder, (ii) the LSI Stock evidences and constitutes all of the Company's equity interest in LSI, and there are no outstanding options, warrants, rights, commitments or agreements of any nature, kind or character relating to the issuance or purchase of any additional shares of the capital stock of LSI held legally or beneficially by the Company, (iii) the authorized capital stock of the Company consists of 400 shares of Common Stock, of which
93.75 shares are issued and outstanding and 200 shares of Class A Common Stock of which 3.125 shares are issued and outstanding and to the knowledge of the Company, except for the warrants granted Emro Marketing Company and certain repurchase rights pursuant to the Stock Redemption Agreement between the Company and Lawrence Parker, there are no outstanding options, warrants, rights, commitments, or agreements of any nature, kind or character relating to the issuance or purchase of shares of capital stock of the Company, (iv) the Company has full right, power and authority to make, execute and perform this Agreement and the transactions contemplated herein, (v) this Agreement and the stock powers and other instruments or documents delivered by the Company hereunder constitute the valid and legally binding obligations of the Company enforceable in accordance with their respective terms, and no further action on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, (vi) the Blanket Bill of Sale, Assignment and Assumption Agreement, a copy of which is annexed hereto as Exhibit B, was duly executed and delivered by
                                   ---------
the Company and constitutes the valid and legally binding obligations of the Company enforceable in accordance with its terms, and (vii) the LSI Stock is being transferred and conveyed to Barrella under this Agreement, free and clear of all liens, encumbrances, charges or claims of any nature, kind or character.

    3.   Acquisition of Class A Common Stock.  Barrella acknowledges that the
         -----------------------------------
Class A Common Stock issued to Barrella by the Company pursuant to the terms hereof, has not been registered under the Securities Act of 1933, as amended (the "1933 Act") or the securities laws of any state, in reliance upon exemptions from registration contained in the 1933 Act and applicable state securities laws and that the Company's reliance upon such exemption is based in part upon Barrella's representations, warranties and agreements contained in this Agreement. To induce the Company to enter into this Agreement and to issue the Class A Common Stock, Barrella warrants and represents, as of the date hereof as follows:

    (a) Barrella is acquiring the Class A Common Stock for his own account, with the intention of holding the Class A Common Stock for investment, with no present intention of dividing or allowing others to participate in this investment or of reselling or otherwise participating, directly or indirectly, in a distribution of the Class A Common Stock; and Barrella shall not make any sale, transfer or other disposition of the Class A Common Stock without registration under the 1933 Act and any applicable securities laws of any state or unless an exemption from registration is available under those laws.

    (b) Except as otherwise noted, Barrella and/or his purchaser representative has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Class A Common Stock.

    (c) Barrella has been given the opportunity to ask questions of, and receive answers from the Company concerning the business of the Company and has been provided with such other information as Barrella desired in order to evaluate the investment.

    (d) Barrella is not purchasing the Class A Common Stock as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to Barrella in connection with investments in securities generally.

    4.   Release of Guarantees.  The Company shall use its best efforts to
         ---------------------
obtain the release of Barrella from his personal guaranty of any outstanding obligations of the Company, including without limitation Barrella's guaranty of that certain Agreement for Wholesale Financing dated August 19, 1993, between the Company and AT&T Commercial Finance Corporation and Barrella's guaranty of any obligations of the Company to Lawrence D. Parker. In the event that the Company is unable to obtain any such releases, the Company agrees to indemnify, defend and hold harmless Barrella from and against the contingent liabilities represented thereby.

    5.   Survival of Representations and Warranties.  All of the representations
         ------------------------------------------
and warranties of Barrella and the Company contained in this Agreement shall survive the execution of this Agreement.

    6.   Restrictions Upon the Transfer of the Stock.  Barrella agrees that he
         -------------------------------------------
will not make any Disposition of Class A Common Stock, other than a Permitted Disposition, except as provided in this Agreement. Any purported transfer in violation of any provision of this Agreement shall be null and void and shall not operate to transfer any interest or title to the purported transferee.

    Whenever used in this Agreement, the following terms shall have the meanings set forth below:

    "Appraised Value" shall mean the value of each share of Class A Common Stock
     ---------------
as determined in accordance with Section 6.3.

    "Disposition" shall mean any sale, gift, or other transfer, whether outright
     -----------
or as security, inter vivos or at death, with or without consideration, voluntary or involuntary, of all or any part of any right, title, or interest (including but not limited to voting rights) in or to any Class A Common Stock other than a Permitted Disposition.

    "Permitted Disposition" shall mean any transfer of the Class A Common Stock
     ---------------------
of Barrella (i) to not more than three (3) members of his immediate family, which shall be limited to Barrella's spouse and lineal descendants or (ii) upon Barrella's death, to an heir or legatee; provided, however, that such family member, heir or legatee acknowledges in writing that he, she or it will be bound by, and the Class A Common Stock transferred will be subject to, this Agreement; and further provided that, in the event of the death of Barrella, neither the Company nor the other shareholders of the Company (the "Shareholders") have elected to repurchase the Class A Common Stock pursuant to Section 6.2 hereof.

    6.1    Right of First Refusal.
           ----------------------

    6.1.1. Condition to Transfer.  If Barrella desires to sell any Class A
           ---------------------
Common Stock (other than pursuant to a Permitted Disposition), he shall first offer such Class A Common Stock to the Company and the other Shareholders by giving them notice of his intention to sell the Class A Common Stock. Such notice shall name the proposed transferee, the number of shares to be transferred, the price per share, and the terms of payment. Following receipt of such notice by the non-offering Shareholders and the Company, the non-offering Shareholders and the Company may exercise an option in the manner provided by subsection 6.1.2 to purchase all, but not less than all, of the offered Class A Common Stock in the discretion of each purchaser, at a price equal to the price specified in the notice.

    6.1.2  Exercise of Option. The Company shall have first option to purchase
           ------------------
all of the offered Class A Common Stock (or any part provided one or more Shareholders elect to purchase all offered Class A Common Stock that the Company does not purchase). The Company may exercise its option by giving written notice, which must state the number of shares the Company elects to purchase, and the price and terms of purchase, to Barrella within 10 days after its receipt of Barrella's notice. If the Company elects to purchase none or less than all of the offered Class A Common Stock, the non-offering Shareholders shall have an option to purchase all, but not less than all, of the offered Class A Common Stock that the

Company elects not to purchase, exercisable by giving notice to all Shareholders and the Company within 30 days after its receipt of notice from Barrella. Each non-offering Shareholder shall have the right to purchase a proportion of the offered Class A Common Stock (to the extent not purchased by the Company) equal to the ratio that the Common Stock and/or Class A Common Stock owned by such non-offering Shareholder bears to the total Common Stock and/or Class A Common Stock owned by all of the non-offering Shareholders who elect to exercise their purchase option (or in such other proportion as is unanimously agreed to among the Shareholders who elect to exercise their purchase option). The Company or non-offering Shareholders or both may purchase all of the offered Class A Common Stock but may not together purchase less than all of the offered Class A Common Stock. If the Company elects to purchase more shares than any other offeree, it shall state in its notice of exercise the date for the closing of the purchase, which shall not be less than 45 nor more than 60 days after its receipt of notice from Barrella. If any Shareholder exercises his option to purchase more shares than any other offeree, including the Company, he shall state in his notice of exercise, with a copy to the Secretary of the Company, the purchase price of the shares and the terms of purchase and a date for the closing of the purchase by all accepting offerees. Such date for closing shall be not less than 45 nor more than 60 days after the date of such accepting Shareholder's receipt of notice from Barrella. The Secretary of the Company shall promptly mail a copy of such notice of exercise to all accepting offerees to advise them of the time of closing.

    6.1.3  Failure to Exercise.  If the right of first refusal provided above is
           -------------------
not exercised as to all of the offered Class A Common Stock, if the exercise by the non-offering Shareholders and the Company is not made within the time specified in subsection 6.1.2, or if the purchase by the non-offering Shareholders or the Company is not consummated within the time specified in subsection 6.1.2 through no fault of Barrella, Barrella may transfer the offered Class A Common Stock to the proposed purchaser, at the price and on the terms and conditions set forth in the notice of intention sent by Barrella. As a condition to such transfer, Barrella shall obtain the written acknowledgement of the transferee that the transferee will be bound by, and the Class A Common Stock transferred will be subject to, this Agreement. If the transfer of Class A Common Stock by Barrella to the proposed purchaser named in the notice of intention is not made within 30 days after the date Barrella became free to transfer, the right to transfer in accordance with the notice shall expire. In such event this Agreement, including without limitation this Article VI, shall remain in full force and effect as to the offered Class A Common Stock.

    6.1.4  Closing. At the closing the purchasers shall deliver the required
           -------
consideration, and Barrella shall deliver the offered Class A Common Stock, duly endorsed for transfer and with any and all required revenue stamps attached.

    6.2    Company's Right of Repurchase Upon Death.
           ----------------------------------------

    6.2.1  Optional Repurchase by the Company.  The Company shall have the
           ----------------------------------
right, but not the obligation, to purchase all (but not less than all) of the Class A Common Stock of Barrella in the event of his death at a price equal to its Appraised Value, at any time following the death of Barrella. As used in Sections 6.2 and 6.3 of this Agreement, the term "Barrella" shall be deemed to include any transferee of the Class A Common Stock as a result of a Permitted Disposition. The right of the Company set forth in this subsection 6.2.1 may be exercised by written notice from the Company to the estate of Barrella, specifying the amount of the Appraised Value and the time (which shall be not more than ten business days following the date of giving such written notice) and place for closing the Company's purchase of such shares. The Company's purchase of such shares of Class A Common Stock shall take place in accordance with such notice.

    6.2.2  Assignment of Option to Repurchase by Company.  The Company may
           ---------------------------------------------
assign its rights under subsection 6.2.1 hereof to all of the Shareholders other than the estate of Barrella, such that each such other Shareholder shall have the right to purchase his pro rata share of the Class A Common Stock of Barrella, or such other portion of the Class A Common Stock of Barrella as shall be mutually agreed among the Company and all of the Shareholders, so long as, in the aggregate, the Company and the other Shareholders purchase all of the Class A Common Stock of Barrella.

    6.2.3  Installment Payment of Purchase Price Upon Death.  Any payment of the
           ------------------------------------------------
purchase price for the Class A Common Stock of Barrella may be made in cash or in an initial installment, payable at the closing, of 20% of the total price, with the balance to be paid in 5 equal annual installments of principal and interest beginning on the first day of the thirteenth month following the date of the closing. The obligation to pay the balance of the purchase price shall be evidenced by a promissory note bearing interest at a fluctuating rate per annum equal at all times to the rate published by the Wall Street Journal as its
                                                      -------------------
Corporate Prime Rate, plus two percent (2%). Such note shall provide for acceleration upon the default in any installment payment which is not cured within thirty (30) days after written notice and shall give the purchaser of the Class A Common Stock the option of prepayment without premium or penalty in whole at any time and in part from time to time after the calendar year of sale. The purchaser shall pledge the purchased Class A Common Stock to secure payment of the note, pursuant to a stock pledge agreement.

    6.3    Determination of Appraised Value.  For purposes of this Agreement the
           --------------------------------
Appraised Value of the Class A Common Stock shall mean the fair market value as determined by an independent appraiser mutually agreeable to the representative of Barrella's estate and the Company. If the representative of Barrella's estate and the Company are not able to agree on an independent appraiser within thirty
(30) days of the receipt by the representative of Barrella's estate of notice that the Company desires to determine the Appraised Value then the Company and the representative of Barrella's estate shall each promptly select an appraiser. If either the Company or the representative of Barrella's estate fails to select an appraiser within twenty (20) days of a written demand by the other, the fair market value of the Class A Common Stock shall be determined solely by the appraiser selected by the party giving the written demand. Each of the appraisers, within ninety (90) of their appointment, shall determine the fair market value of the Class A Common Stock. If the lower of the two appraisals is equal to or in excess of the product of eighty-five one hundredths (.85) times the higher appraisal, then the two appraisals shall be averaged, and the averaged appraisal amount shall be the fair market value for purposes of this Agreement. If the lower of the two appraised values is less than the foregoing product, then the two selected appraisers shall, within twenty (20) days, jointly select a third appraiser, who shall then have forty-five (45) days within which to arrive at a fair market value, at which time the value determined by the third appraiser shall be averaged with the closer of the two previously determined values to determine the fair market value for purposes of this Agreement. The cost of obtaining the appraisals shall be paid by the non-offering Shareholders (and the Company if it is an offeree of the Class A Common Stock) and fifty percent (50%) thereof shall be credited against the purchase price for the shares of the Class A Common Stock.

    7.     Legend on Stock.
           ---------------

    7.1    Form of Legend.  Upon the execution of this Agreement, the Company's
           --------------
Secretary shall endorse the Class A Common Stock certificate to be received by Barrella with the following legend:

           The shares of Class A Common Stock represented by this certificate are held subject to, and transfer of such shares restricted by, the repurchase terms of a Stock Transfer and Redemption Agreement, dated as of the 29th day of May, 1995, a copy of which is on file at the office of the Company. No transfer of any share represented by this certificate shall be valid unless made in accordance with the terms of the Agreement.

A copy of this Agreement shall be filed with the Company's Secretary.

    7.2    Intention of Parties.  The parties to this Agreement intend that the
           --------------------
legend conform to the provisions of section 8-204 of the Uniform Commercial Code as adopted in the Company's state of incorporation. This legend may be modified from time to time by the Board of Directors to conform to any amendments to this Agreement or to section 8-204 of the Uniform Commercial Code as adopted in the Company's state of incorporation.

    8.     Working Capital.  To facilitate the orderly transfer of the
           ---------------
automotive systems division to LSI and to induce Barrella to enter into this Agreement, at the closing of the transactions contemplated in this Agreement, Softsense agrees to loan LSI $30,000 pursuant to a promissory note to be executed and delivered by LSI in substantially the form of Exhibit C.
                                                           ---------

    9.     Indemnification.
           ---------------

    9.1    Indemnification by Barrella.  Barrella hereby covenants and agrees
           ---------------------------
that he shall, and shall cause LSI to, now and forever indemnify, defend and hold the Company, and its successors and assigns, harmless from and against any and all losses, liabilities, costs, expenses and damages of any nature, kind or character which are incurred in connection with or as a result of (i) any breach of any representation or warranty contained in Section 2.1 of this Agreement,
(ii) any breach by Barrella of any covenant contained in this Agreement, (iii) any breach by Barrella or LSI of any warranty, representation or covenant contained in any of the agreements or documents entered into or provided in connection with the Split-Off including the Blanket Bill of Sale, Assignment and Assumption Agreement, a copy of which is annexed hereto as Exhibit B, (iv) the
                                                           ---------
pending litigation filed by Sage Micro Systems, Inc. (but only to the extent, if any, the defense thereof or any settlement or judgment is not covered and paid for by insurance).

    9.2    Indemnification by the Company.  Company hereby covenants and agrees
           ------------------------------
that it shall now and forever indemnify, defend and hold Barrella, and his successors and assigns, harmless from and against any and all losses, liabilities, costs, expenses and damages of any nature, kind or character which are incurred in connection with or as a result of any breach of any representation or warranty contained in Section 2.2 of this Agreement, any failure of the Company to obtain the releases of the personal guaranty(ies) of Barrella referred to in Article 4, any breach by the Company of any covenant contained in this Agreement or any breach by the Company of any warranty, representation or covenant contained in any of the agreements or documents entered into or provided in connection with the Split-Off including the Blanket Bill of Sale, Assignment and Assumption Agreement, a copy of which is annexed hereto as Exhibit B.
          ---------

    10.    Arbitration.
           -----------

    All disputes and claims relating to any provision hereof or relating to or arising out of the parties relationship or creation or termination thereof (including, without limitation, any claims that any provision of this Agreement or any obligation of Barrella or of Company is illegal or otherwise unenforceable or voidable under law, ordinance or ruling) shall be settled by arbitration at the office of the American Arbitration Association in Atlanta, Georgia, in accordance with the United States Arbitration Act (9 USC,
(S) 1 et seq.) and the commercial arbitration rules of the American Arbitration
      -- ---
Association. Barrella and the Company each consents and submits to the jurisdiction and venue of the trial courts of Fulton County, Georgia, and also to the jurisdiction and venue of the United States District Court for the Northern District of Georgia for purposes of enforcing this provision. All awards of the arbitration shall be binding and non-appealable except as otherwise provided in the United States Arbitration Act. Judgment upon the award of the arbitrator may be entered in any court having jurisdiction thereof. The arbitration shall take place at a time noticed by the American Arbitration Association regardless of whether one of the parties fails or refuses to participate. The foregoing provision shall not preclude either party from bringing an action in any court of competent jurisdiction for injunctive or other provisional relief as necessary or appropriate.

    11.  Tax Matters.
         -----------

    11.1 Election.  Barrella acknowledges that he and the Company have entered
         --------
into this Agreement with the understanding and expectation that the Company will be taxed as an "S corporation" under (i) the tax laws of the United States; (ii) the tax laws of the State of Georgia; and (iii) unless otherwise agreed to by a majority of the Shareholders, under the tax laws of each state where such status (or similar status) is available and in which at any time the Company does business or any Shareholder is resident. Barrella covenants and agrees that he will use his best efforts not do any act or fail to do any act, the commission or omission of which would cause the termination of the S corporation election of the Company, unless such action or failure to act has the consent of each other Shareholder. Barrella further covenants and agrees that, notwithstanding any other provision of this Agreement, the Company shall have no obligation to recognize or effect on the transfer records of the Company any transfer of any security by Barrella which would, in the opinion of counsel to the Company, cause or have the effect of termination of the S-corporation election of the Company. Barrella (and his spouse) shall take all necessary and appropriate steps and execute all necessary and appropriate consents and other documents required to make each election to be taxed as an S corporation effective under the laws of the United States and the respective states in which the Company files an election to be an S corporation.

    11.2 Inadvertent Termination of S Corporation Status.  In the event of an
         -----------------------------------------------
inadvertent termination of the Company's S corporation election, then Barrella and the Company agree to take appropriate action under Section 1362(f) of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations thereunder to request a determination of inadvertent termination from the Commissioner of Internal Revenue allowing the Company to be treated as or continuing to be an S corporation, and if a waiver of the terminating event is not granted, to request consent for an early reelection of S corporation status under Section 1362(g) of the Code and the regulations thereunder.

    11.3 Shareholder Termination of Interest.  In the event Barrella terminates
         -----------------------------------
his entire interest in the stock of the Company, Barrella agrees to file an election under Code Section 1377(a)(2) to close the tax year of the Company as of the date of such termination for federal income tax accounting purposes.

    11.4 Allocation of Income or Loss in S Termination Year.  If the Company's S
         --------------------------------------------------
election is terminated during any taxable year of the Company, Barrella agrees to make such elections and sign such consent forms as may be required, and the Company will allocate all tax items between the short tax year ending on the date immediately prior to the terminating event and the short tax year beginning with the date of the terminating event in accordance with Code Section 1362(e)(3).

    11.5 Power of Attorney.  Barrella (and his spouse) hereby irrevocably
         -----------------
constitutes and appoints the President of the Company, or any successor, with power of substitution, his or her true and lawful attorney-in-fact and agent, to execute, acknowledge, verify, swear to, deliver, record and file, in his (or his spouse's) name, place and stead, all consents, instruments, documents and certificates that may from time to time be required by the laws of the United States, the State of Georgia, or any other relevant state, to effectuate, implement and continue the valid existence of the Company as an S corporation (or similar status). This power of attorney is a special power and shall not be terminated upon the incapacity, disability or incompetence of Barrella (or spouse) and shall not be revoked and shall survive the assignment or transfer by Barrella (or spouse) of all or part of his or her Stock in the Company. The existence of this power shall not preclude execution of any such instrument by Barrella (or spouse) individually on any such matter.

    12.  Miscellaneous.
         -------------

    12.1 Waivers and Consents.  All waivers and consents given hereunder shall
         --------------------
be in writing. No waiver by any party hereto of any breach or anticipated breach of any provision hereof by any other party shall be deemed a waiver of any other contemporaneous, preceding or succeeding breach or anticipated breach, whether or not similar, on the part of the same or any other party.

    12.2 Notices.  All notices and other communications hereunder shall be in
         -------
writing and shall be deemed to have been given only if and when (i) personally delivered, or (ii) three (3) business days after mailing, postage prepaid, by certified mail, or (iii) when delivered (and receipted for) by an overnight delivery service, or (iv) when first sent by telex, telecopier or other means of instantaneous communication provided such communication is promptly confirmed by personal delivery, mail or an overnight delivery service as provided above, addressed in each case as follows:

         (a)       If to Barrella:

                   Thomas Barrella
                   4035 North Stratford Road
                   Atlanta, Georgia  30342

         (b)       If to Company:

                   Softsense Computer Products Inc.
                   1155 Hammond Drive
                   Suite E-5200
                   Atlanta, Georgia 30328
                   Attention:  President

Either Barrella or the Company may change the address(es) for the giving of notices and communications to him or it, as the case may be, by written notice to the other party in conformity with the foregoing.

    12.3 Headings.  The Article and Section headings contained in this Agreement
         --------
are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    12.4 Governing Law.  The interpretation and construction of this Agreement,
         -------------
and all matters relating hereto, shall be governed by the laws of the State of Georgia, without giving effect to the principles of conflicts of laws.

    12.5 Parties in Interest.  This Agreement shall inure to the benefit of, and
         -------------------
be binding upon, Barrella and the Company, and their respective successors and assigns.

    12.6 Section References.  Any reference in this Agreement to a section or
         ------------------
subsection shall be deemed to include a reference to any subsidiary sections whenever the context requires.

    12.7 Gender.  Masculine, feminine and neuter terms shall be interchangeable
         ------
(and shall include a corporation, a partnership, or another entity), and shall be singular and plural, where the context makes a change of gender or number appropriate.

    12.8 Counterparts.  This Agreement may be executed in two or more
         ------------
counterparts, all of which taken together shall constitute one and the same instrument.

    12.9 Entire Agreement.  This Agreement, including all schedules annexed
         ----------------
hereto, contains the entire understanding of the parties hereto with respect to the subject matter contained herein or therein, and supersedes all prior or contemporaneous written or verbal arrangements or agreements regarding the same.

    12.10  Amendments.  This Agreement may not be changed orally.  This
           ----------
Agreement may be changed only by an agreement in writing signed by Company and Barrella.

    12.11  Severability.  In case any provision in this Agreement shall be held
           ------------
invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof will not in any way be affected or impaired thereby.

    12.12  Attorneys' Fees.  If any legal proceeding is brought for the
           ---------------
enforcement of this Agreement, or because of an alleged breach, default or misrepresentation in connection with any provision of this Agreement or other dispute concerning this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees and other costs incurred in that proceeding, in addition to any other relief to which it may be entitled.

    12.13  Interpretation.  Should any provision of this Agreement require
           --------------
judicial or arbitral interpretation, it is agreed that the court or arbitrator interpreting or construing the same shall not apply the presumption that the terms of any such provision shall be more strictly construed against one party or the other by reason of the rule of construction that a document is to be construed most strictly against the party who itself or through its agent prepared the same, it being agreed that the agents of all parties have participated in the preparation of this Agreement.

    IN WITNESS WHEREOF, the Company and Barrella have executed this Agreement, under seal, as of the day and year first above written.

                                  "COMPANY"

                                  SOFTSENSE COMPUTER PRODUCTS INC.


                                  By:  /s/ Erez Goren
                                     ---------------------------------------
                                     Title:   President
                                           ---------------------------------

                                  Attest:     Thomas Barrella
                                         -----------------------------------
                                     Title:
                                           ---------------------------------

                                             [CORPORATE SEAL]

                                  "BARRELLA"



                                  By: /s/ Thomas Barrella   (SEAL)
                                     -----------------------
                                      Thomas Barrella

                                   EXHIBIT A
                                   ---------

             AGREEMENT AND PLAN OF REORGANIZATION AND DISTRIBUTION


    This AGREEMENT AND PLAN OF REORGANIZATION AND DISTRIBUTION (the "Agreement") made as of the 29th day of May, 1995 among Softsense Computer Products Inc. ("Softsense"), a New York corporation, Logic Shop, Inc. ("LSI"), a Georgia corporation, and Thomas Barrella ("Barrella"), an individual shareholder of Softsense.

    WHEREAS, LSI is a newly organized Georgia corporation;

    WHEREAS, the parties desire to transfer to LSI the Softsense automotive systems division, including the Compu-Car Care, Compu-Central and Compu-Local products, in exchange for 2,000,000 shares of the common stock, no par value per share, of LSI;

    WHEREAS, thereafter the parties desire to split-off LSI to Barrella in exchange for stock of Softsense in a manner intended to be a tax-free reorganization and a tax-free split-off under Sections 368(a)(1)(D) and 355(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code");

    NOW, THEREFORE, in consideration of the mutual covenants herein set forth, the parties agree as follows:

    1.   Transfer of Properties and Assumption of Liabilities.  In exchange for
         ----------------------------------------------------
2,000,000 shares of capital stock of LSI, Softsense will transfer to LSI certain assets used primarily in the Softsense automotive systems division, including the Compu-Car Care, Compu-Central and Compu-Local products, and LSI will assume or take subject to certain liabilities of such division.

    2.   Distribution of Controlled Stock.  Immediately after the transfer of
         --------------------------------
assets and liabilities set forth in Section 1 hereto, Softsense will immediately distribute to Barrella all 2,000,000 shares of the issued and outstanding capital stock of LSI and 7.292 shares of Softsense Class A Common Stock in exchange for all 31.25 shares of Softsense Common Stock owned by Barrella. The value of the LSI stock and Softsense Class A Common Stock and the value of the Softsense Common Stock surrendered by Barrella will be determined as of the date of the transfer by Softsense's Board of Directors using such independent valuation advice as they deem necessary.



                     [THIS SPACE INTENTIONALLY LEFT BLANK]

    3.     Miscellaneous.  This Agreement constitutes the entire agreement and
           -------------
understanding between the parties and supersedes all prior agreements and understandings related hereto. This Agreement shall be governed by the laws of the State of Georgia.


    IN WITNESS WHEREOF, the undersigned have executed this Agreement or caused it to be executed by their duly authorized officers effective as of the date first written above.

                                  SOFTSENSE COMPUTER PRODUCTS INC.


                                  By:
                                     ---------------------------------------
                                  Its:
                                      --------------------------------------

                                  LOGIC SHOP, INC.


                                  By:
                                     ---------------------------------------
                                  Its:
                                      --------------------------------------



                                  ------------------------------------------
                                  THOMAS BARRELLA

                                   EXHIBIT B
                                   ---------

           BLANKET BILL OF SALE, ASSIGNMENT AND ASSUMPTION AGREEMENT


    THIS BLANKET BILL OF SALE, ASSIGNMENT AND ASSUMPTION AGREEMENT ("Assignment") is made and entered into as of the 29th day of May, 1995, by and between SOFTSENSE COMPUTER PRODUCTS INC., a New York corporation (the "Transferor") and LOGIC SHOP, INC., a Georgia corporation (the "Transferee").

                              W I T N E S S E T H:
                              - - - - - - - - - -

    WHEREAS, Transferor is in the business of developing, licensing and distributing computer software for use in the automotive care field under the trade names Compu-Car Care, Compu-Central and Compu-Local (the "Subject Business"); and

    WHEREAS, Transferor is the sole shareholder of Transferee and the parties hereto desire that Transferor transfer to the Transferee the Subject Business as a going concern, any goodwill associated therewith, and those certain assets, rights, properties and business of Transferor used by, or relating to, the Subject Business and more specifically described in Exhibit A annexed hereto
                                                    ---------
(collectively, the "Transferred Assets"), but specifically excluding, without limitation, the assets, rights, properties and business described in Exhibit B
                                                                     ---------
attached hereto (collectively, the "Excluded Assets"); and

    WHEREAS, the parties hereto further desire that Transferee assume all of the liabilities and obligations relating to the Transferred Assets, if any, and certain liabilities and obligations relating to the Subject Business, all as more particularly described in Exhibit C annexed hereto (collectively, the
                               ---------
"Assumed Liabilities"); and

    WHEREAS, the aforementioned transaction is being effected as part of a tax free split-off in accordance with the provisions of Sections 368(a)(1)(D) and 355(a)(1) of the Internal Revenue Code of 1986, as amended;

    NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS THAT for and in consideration of the premises, the mutual covenants contained herein, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged and confessed, the parties hereto covenant and agree as follows:

    1.   Transfer of Transferred Assets.  The Transferor does hereby grant,
         ------------------------------
bargain, sell, assign, transfer, convey and deliver to Transferee, and its successors and assigns, forever, all of the Transferor's right, title and interest in, to, and under the Transferred Assets.

    2.   Contingent Assets.  Should the assignment of any of the Transferred
         -----------------
Assets under this Assignment require a third party consent as a condition to assignment and such consent has not been obtained as of the date hereof (any such asset being referred to as a "Contingent Asset"), Transferor, for itself and its successors and assigns, hereby covenants and agrees to take all commercially reasonable steps and incur all reasonable and ordinary costs necessary to obtain such consent promptly. Until such consents have been obtained, the Transferred Assets assigned hereunder shall not include the Contingent Assets, however, immediately upon obtaining such consent, the Contingent Asset to which such consent relates shall be deemed, without further action of any kind, to be a Transferred Asset that is assigned by Transferor to Transferee pursuant to this Assignment.

    3.   Assumption of Liabilities.  The Transferee does hereby assume all of
         -------------------------
the Assumed Liabilities, including, without limitation, the liabilities and obligations relating to the leases and contracts included as part of the Transferred Assets, and Transferee agrees that it shall fully and timely pay, perform and discharge all of the Assumed Liabilities, when due in accordance with their respective terms. Transferee shall indemnify and hold harmless the Transferor from and against any and all claims, liabilities, losses, damages, costs and expenses (including attorneys' fees and court costs) which Transferor may suffer or incur arising out of the Transferee's failure to fulfill its obligations under Sections 3 or 4 of this Assignment.

    4.   Contingent Obligations.  Notwithstanding anything contained herein to
         ----------------------
the contrary, the Assumed Liabilities shall not include any obligation which relates to a Contingent Asset for which a required third party consent has not been obtained (any obligation relating thereto being referred to as a "Contingent Obligation"). However, immediately upon obtaining such consent, the Contingent Obligation to which such consent relates shall be deemed, without further action of any kind, to be an obligation included within the Assumed Liabilities. Notwithstanding the foregoing, Transferee shall fully pay and discharge when due in accordance with their respective terms any and all obligations accruing after the date hereof with respect to those certain Contingent Obligations for which and during the period in which Transferee is receiving the benefits of the Contingent Assets relating thereto; provided, however, that Transferee may, at its election, exercised in good faith, void its obligation to assume a Contingent Obligation if during the period in which consent is being sought any material default occurs under the Contingent Asset relating thereto and such material default results from the acts or omissions of Transferor, and Transferee is willing to forego any additional benefit under or with respect to such Contingent Asset and agrees that such Contingent Asset shall not be included within the Transferred Assets.

    5.   Further Assurances.  Each party covenants and agrees that from and
         ------------------
after the date hereof, each will execute, deliver and acknowledge (or cause to be executed, delivered and acknowledged), from time to time, at the request of the other and without further consideration, all such further instruments and take all such further action as may be reasonably necessary or appropriate to confirm or more effectively carry out the provisions and intent of this Assignment; provided, however, that all recording and filing costs shall be the responsibility of the requesting party.

    6.   Employee Matters.  As of the date hereof, all employees employed by the
         ----------------
Transferor exclusively for the Subject Business and listed on Exhibit D (the
                                                              ---------
"Transferred Employees") shall be made available to the Transferee for hire, and the Transferee shall offer employment, as of the date hereof, to the Transferred Employees at no less than the same compensation rate described on Exhibit D.
                                                                  ---------
The Transferee shall be solely responsible for severance pay obligations, if any, arising on or after the date hereof with respect to all Transferred Employees.

    7.   Disclaimer of Warranties.  TRANSFEROR IS GRANTING, BARGAINING, SELLING,
         ------------------------
ASSIGNING, TRANSFERRING, CONVEYING AND DELIVERING THE TRANSFERRED ASSETS HEREUNDER IN "AS IS" AND "WHERE IS" CONDITION. TRANSFEROR MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT THERETO AND SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

    8.   Arbitration.  All disputes and claims relating to any provision hereof
         -----------
(including, without limitation, any claims that any provision of this Assignment or any obligation of Transferor or of Transferee is illegal or otherwise unenforceable or voidable under law, ordinance or ruling) shall be settled by arbitration at the office of the American Arbitration Association in Atlanta, Georgia, in accordance with the United States Arbitration Act (9 USC, (S) 1 et
                                                                            --
seq.) and the commercial arbitration rules of the American Arbitration
---
Association. Transferee and Transferor each consents and submits to the jurisdiction and venue of the trial courts of Fulton County, Georgia, and also to the jurisdiction and venue of the United States District Court for the Northern District of Georgia for purposes of enforcing this provision. All awards of the arbitration shall be binding and non-appealable except as otherwise provided in the United States Arbitration Act. Judgment upon the award of the arbitrator may be entered in any court having jurisdiction thereof. The arbitration shall take place at a time noticed by the American Arbitration Association regardless of whether one of the parties fails or refuses to participate. The foregoing provision shall not preclude either party from bringing an action in any court of competent jurisdiction for injunctive or other provisional relief as necessary or appropriate.

    9.   Entire Agreement.  This Assignment, including all schedules and
         ----------------
exhibits annexed hereto, supersedes all prior agreements and undertakings between the parties hereto with respect to the subject matter contained herein, constitutes the entire agreement of the parties with respect to the subject matter hereof, and may not be modified, amended or terminated except by a written instrument specifically referring to this Assignment signed by the party to be so bound by such modification, amendment or termination.

    10.  Headings.  The section headings contained in this Assignment are for
         --------
reference purposes only and shall not affect in any way the meaning or interpretation of this Assignment.

    11.  Counterparts.  This Assignment may be executed in two or more
         ------------
counterparts, all of which taken together shall constitute one and the same instrument.

    12.  Time of the Essence.  Time shall be of the essence with respect to the
         -------------------
performance of any obligation or duty hereunder.

    13.  Governing Law.  The interpretation and construction of this Assignment,
         -------------
and all matters relating thereto, shall be governed by the internal laws of the State of Georgia without giving effect to the principles of conflicts of laws.

    14.  Interpretation.  Should any provision of this Assignment require
         --------------
judicial or arbitral interpretation, it is agreed that the court or arbitrator interpreting or construing the same shall not apply a presumption that the terms of any such provision shall be more strictly construed against one party or the other by reason of the rule of construction that a document is to be construed most strictly against the party who itself or through its agent prepared the same, it being agreed that the agents of all parties hereto have participated in the preparation of this Assignment.

    15.  Parties in Interest.  This Assignment shall be binding upon and shall
         -------------------
inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

    IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed and delivered, under seal, as of the date and year first above written.

                                       "Transferor"

Signed, sealed and delivered    SOFTSENSE COMPUTER PRODUCTS INC.
in the presence of:

                                       By:
                                          ------------------------------
                                       Title:
----------------------                       ---------------------------
Notary Public
                                       Attest:
                                              --------------------------
My Commission Expires:                 Title:
                                             ---------------------------


                                       "Transferee"

Signed, sealed and delivered         LOGIC SHOP, INC.
in the presence of:

                                       By:
                                          -----------------------------
                                       Title:
----------------------                       --------------------------
Notary Public
                                       Attest:
                                              --------------------------
My Commission Expires:                 Title:
                                             ---------------------------

                                   EXHIBIT C

                                PROMISSORY NOTE

$30,000                                                             May 29, 1995

    FOR VALUE RECEIVED, the undersigned (hereafter referred to as "Maker"), promises to pay to the order of SOFTSENSE COMPUTER PRODUCTS INC. (hereafter referred to as "Payee"; Payee, and any subsequent holder(s) hereof, being hereafter referred to as "Holder"), at the address of Maker at 1155 Hammond Drive, Suite E-5200, Atlanta, Georgia 30328, or at such other place as Holder may designate to Maker in writing from time to time, the principal sum of THIRTY THOUSAND AND NO/100 DOLLARS ($30,000), together with interest on so much thereof as is from time to time outstanding and unpaid, at the rate hereinafter set forth, in lawful money of the United States of America, such principal and said interest to be paid in the following manner:

    From and after the date hereof (until maturity) interest on the outstanding principal indebtedness evidenced hereby shall accrue at the rate of eight percent (8%) per annum and shall be computed on a simple interest basis.

    The outstanding principal amount and accrued interest on this Note shall be due and payable in full on August 31, 1995.

    This Note may be prepaid in whole or in part at any time.

    If the outstanding principal and all accrued interest is not paid when due, interest shall accrue on the outstanding principal balance of this Note from the due date and for so long as such default continues, at the rate equal to eighteen percent (18%) per annum. Time is of the essence of this Note.

    Presentment for payment, demand, protest and notice of demand, dishonor, protest and non-payment and all other notices are hereby waived. No indulgences granted from time to time shall be construed as a waiver of the right of Holder thereafter to insist upon strict compliance with the terms of this Note, or any other right granted hereunder or by the laws of the State of Georgia; and Maker hereby expressly waives the benefit or any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing. No extension of the time for the payment of this Note or any installment due hereunder, made by agreement with any person now or hereafter liable for the payment of this Note, shall operate to release, discharge, modify, change or affect the original liability of Maker under this Note, either in whole or in part, unless Holder agrees otherwise in writing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

    This Note is intended as a contract under and shall be construed and enforceable in accordance with the laws of the State of Georgia.

    If from any circumstances whatsoever, fulfillment of any provision of this Note or of any other instrument evidencing or securing the indebtedness evidenced hereby, at the time performance of such provision shall be due, shall involve transcending the limit of validity presently prescribed by any applicable usury statute or any other applicable law with regard to obligations of like character and amount, the, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, so that in no event shall any exaction be possible under this Note or under any other instrument evidencing or securing the indebtedness evidenced hereby that is in excess of the current limit of such validity, but such obligation shall be fulfilled to the limit of such validity.

    This Note shall not be transferred or otherwise disposed of by the Holder without the prior written consent of the Maker.

    As used herein, the terms "Maker" and "Holder" shall be deemed to include their respective heirs, successors, legal representatives and assigns, whether by voluntary action of the parties or by operation of law.

    IN WITNESS WHEREOF, Maker has executed this Note under seal on the date first above written.

                                  "Maker"

                                  LOGIC SHOP, INC.


                                  By:
                                     ------------------------------------------
                                      Title:
                                            -----------------------------------